UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2011

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA 50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

As described most recently in Meta Financial Group, Inc’s (the “Company”) Form 10-K for the fiscal year ended September 30, 2010, the Office of Thrift Supervision (the “OTS”) had issued Supervisory Directives to MetaBank, the Company’s savings bank subsidiary (the “Bank”), based on the OTS’ assessment of the Bank’s third-party relationship risk, enterprise risk management, and rapid growth (in the Meta Payment Systems® division) and had also advised that the OTS had determined that the Bank engaged in unfair or deceptive acts or practices in violation of Section 5 of the Federal Trade Commission Act and the OTS Advertising Regulation in connection with the Bank’s operation of the iAdvance line of credit program.

Related to previously described possible enforcement actions, we recently received correspondence dated December 28, 2010 from the OTS following the recent examinations of the Company and the Bank in which the OTS advised the Company and the Bank that the OTS:

•                  is presently preparing a Cease and Desist Order for presentation to each of the Company and the Bank,

•                  will require the Bank to reimburse iAdvance customers in an amount to be determined, and

•                  is currently considering the need to assess civil money penalties against the Bank.

As previously disclosed, the Company and the Bank have been cooperating with the OTS to correct those aspects of our operations that have been determined by OTS to be deficient, and believe we have made substantial progress to date. While the Company and the Bank do not know the scope of these enforcement actions, the amounts of reimbursement that will be sought by the OTS, or whether any civil money penalties will be ultimately imposed, the Company and the Bank expect to discuss the terms of the Cease and Desist Order as well as the reimbursement with the OTS prior to OTS final determinations. With respect to these future OTS actions, we cannot predict responses by our customers or program managers or whether there will be a material effect on our results of operations or financial condition, although it is expected that legal and compliance costs of the Company and the Bank will increase.

By letter dated December 28, 2010, the OTS also directed the Bank not to increase the amount of brokered deposits from the amount it held at December 28, 2010 without the prior written non-objection of the OTS Regional Director. The Bank did not hold any brokered deposits on December 28, 2010, does not plan to hold brokered deposits and accordingly, does not anticipate seeking OTS approval to hold any.

Matters discussed in this Current Report on Form 8-K contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that involve substantial risks and uncertainties, reference is also made to other risks and uncertainties detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing risks and uncertainties are not exclusive. The Company does not undertake any obligation to update the forward-looking statements contained in this Current Report on Form 8-K in light of future events, except as required in subsequent reports we file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

	By:	/s/ David W Leedom
David W. Leedom
Executive Vice President, Secretary, Treasurer,
and Chief Financial Officer

Date: January 4, 2011